Exhibit 10.1

AMENDMENT TO SUBORDINATED DEBT AND

WARRANTS TO PURCHASE COMMON STOCK

THIS AMENDMENT, dated as of June 29, 2023 (this “Amendment”), is between FLEXSHOPPER, INC., a Delaware corporation (the “Company”), and FLEXSHOPPER, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“FlexShopper”), and NRNS CAPITAL HOLDINGS LLC (“NRNS”) and, for purposes of the Warrants only, HAROLD R. HEISER and PITA HOLDINGS, LLC (“PITA”).

WITNESSETH

WHEREAS, FlexShopper and NRNS entered into a Subordinated Debt Financing Commitment Letter, dated February 19, 2019 (the “Commitment Letter”), and pursuant thereto, FlexShopper executed the Second Amended and Restated Subordinated Promissory Note, dated June 27, 2019 (the “Note”), in favor of NRNS in the initial principal amount of $2,500,000, which was amended on March 22, 2021 and February 2, 2022, for the purpose of, among other things, extending the maturity date of the Note;

WHEREAS, the Company issued to each of NRNS and Mr. Heiser on September 28, 2018 a Common Stock Purchase Warrant (each, a “Conversion Warrant” and together, the “Conversion Warrants”) to purchase up to 301,487 shares and 753,697 shares of the Company’s common stock, respectively, in connection with the conversion of certain subordinated debt held by such holders into securities, including the Warrants; and

WHEREAS, the Company issued to PITA between January 2019 and November 2020, a Common Stock Purchase Warrant (each, a “Consulting Warrant” and together, the “Consulting Warrants”) to purchase up to 840,000 shares of the Company’s common stock in connection with a Consulting Agreement, dated as of February 19, 2019, as amended effective as of February 28, 2020, between the Company and XLR8 Capital Partners LLC (the “Consulting Agreement”); and,

WHEREAS, PITA, NRNS and XLR8 Capital Partners LLC are affiliates; and WHEREAS, in accordance with Section 5 of the Commitment Letter, FlexShopper and

NRNS have agreed to amend the Note to extend the Maturity Date of the Note provided herein, and in accordance with Section 5(m) of the Warrants, the Company and each of NRNS and Mr. Heiser have agreed to amend the Conversion Warrants to extend the Termination Date of the Warrants as provided herein, and in accordance with Section 9(f) of the Consulting Warrants, the Company and PITA have agreed to amend the Consulting Warrants to extend the Expiration Dates of the Consulting Warrants and each party desires that such revisions be effective as set forth in Section 3 hereof

NOW, THEREFORE, the parties hereto hereby agree to amend the Note and the Warrants as follows:

1. Definitions; References: Continuation of the Transaction Documents. Unless otherwise specified herein, each capitalized term used herein that is defined in the Note shall have the meaning assigned to such term in such document. Each Reference to “the Note” and each other similar reference contained in the Note from and after the effectiveness of this Amendment shall refer to such document, as amended hereby. Unless otherwise specified herein, each capitalized term used herein that is defined in a Warrant shall have the meaning assigned to such term in such document. Each Reference to “a Conversion Warrant”, “the Conversion Warrants”, a Consulting Warrant” or “the Conversion Warrants” and each other similar reference contained in any Warrant from and after the effectiveness of this Amendment shall refer to such document, as amended hereby. Except as amended hereby, all terms and provisions of the Note and each of the Warrants shall continue unmodified and remain in full force and effect.

2. Amendment in Relation to the Maturity Date of the Note. Subject to the provisions of Section 3 hereof, the parties agree that the term “Maturity Date,” as defined and used in the Note, shall be amended so as to extend such date from July 1, 2024 to July 1 2025. In order to induce NRNS to effect the foregoing amendment, FlexShopper hereby represents and warrants to NRNS that all of FlexShopper’s representations and warranties contained in Section 4 of the Note remain true and correct in all material respects on and as of the date hereof, and all required consents in connection herewith have been obtained and are in full force and effect.

3. Amendment in Relation to the Termination Date of the Warrants. Subject to the provisions of Section 4 hereof, the parties agree that the term “Termination Date,” as defined and used in the Conversion Warrants, shall be amended so as to extend such date from the close of business on September 28, 2023 (being the five-year anniversary of the Initial Exercise Date) to the close of business on March 28, 2026. Subject to the provisions of Section 4 hereof, the parties agree that the second sentence of Section 2(a) of the Consulting Warrants shall be amended and restated in its entirety as follows:

“Holder may exercise this Warrant with respect to the Warrant Shares at any time on or after the initial Exercise Date until the close of business on the date applicable to this Warrant as set forth under the heading “New Expiration Date” in Exhibit A to the Amendment to Subordinated Debt and Warrants to Purchase Common Stock, dated as of June 29, 2023 (the “Expiration Date”).”

4. Effectiveness. This Amendment shall become effective when and if all the parties hereto shall have executed and delivered this Amendment. Upon such effectiveness, NRNS shall attach a copy of this Amendment to the Note and its Warrant, and Mr. Heiser shall attach a copy of this Amendment to his Warrant, as an effective amendment to such Note and Warrants.

5. Disclosure of Transaction. The Company shall promptly file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Amendment in the form required by the Exchange Act and attaching a form of this Amendment (including all attachments).

6. Counterparts: Execution; Amendments. This Amendment may be executed in counterparts and by fax or electronic signatures, all of which shall be one and the same agreement and shall have binding legal effect. No waiver or amendment under or in respect of this Amendment shall be valid unless in writing signed by the party to be charged therewith.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FLEXSHOPPER, INC.

By:	/s/ John Davis
John Davis
Chief Operating Officer

FLEXSHOPPER, LLC

By:	/s/ John Davis
John Davis
Chief Operating Officer

NRNS CAPITAL HOLDINGS LLC

By:	/s/ Howard Dvorkin
Howard Dvorkin
Manager

/s/ Harold R. Heiser
Harold R. Heiser

PITA HOLDINGS LLC

By:	/s/ Howard Dvorkin
Howard Dvorkin
Manager

EXHIBIT A

Warrant ID	Warrants Detail/Holder	Strike Price	Outstanding	Expiration	Comment	New Expiration Date
2019-01-XLRS	PITA Holdings, LLC	$1.25	40,000	6/30/2023	Consulting Agreement 03/31119	12/30/2025
20l 9-02-XLRS	PITA Holdings, LLC	$1.25	40,000	6/30/2023	Consulting Agreement 04/30/19	12/30/2025
2019-03-XLR8	P[TA Holdings, LLC	$1.25	40,000	6/30/2023	Consulting Agreement 05/30/19	12/30/2025
2019-04-XLRS	PITA Holdings, LLC	$1.25	40,000	6/30/2023	Consulting Agreement 06/30/19	12/30/2025
2019-05-XLRS	PITA Holdings, LLC	$1.76	40,000	6/30/2023	Consulting Agreement 07/30/19	12/30/2025
2019-06-XLRS	PITA Holdings, LLC	$2.00	40.000	6/30/2023	Consulting Agreement 08/30/19	12/30/2025
2019-07-XLRS	PITA Holdings, LLC	$1.69	40,000	6/30/2023	Consulting Agreement 09/30/19	12/30/2025
2019-08-XLRS	PITA Holdings, LLC	$1.54	40.000	6/30/2023	Consulting Agreement 1 0/31119	12/30/2025
2019-09-XLRS	PITA Holdings, LLC	$2.01	40,000	6/30/2023	Consulting Agreement l I /30/19	12/30/2025
2019-10-XLRS	PITA Holdings, LLC	$2.78	40,000	6/30/2023	Consulting Agreement 12/31119	12/30/2025
2020-01-XLRS	PITA Holdings, LLC	$2.53	40,000	6/30/2023	Consulting Agreement 1/31/20	12/30/2025
2020-02-XLRS	PITA Holdings, LLC	$2.93	40,000	6/30/2023	Consulting Agreement 2/29/20	12/30/2025
2020-03-XLRS	PITA Holdings, LLC	$1.40	40,000	6/30/2023	Consulting Agreement 3/31/20	12/30/2025
2020-04-XLRS	PITA Holdings, LLC	$1.34	40,000	6/30/2023	Consulting Agreement 4/30/20	12/30/2025
2020-05-XLRS	PITA Holdings, LLC	$1.74	40,000	6/30/2023	Consulting Agreement 5/31/20	12/30/2025
2020-06-XLRS	PITA Holdings, LLC	$1.91	40,000	6/30/2023	Consulting Agreement 6/30/20	12/30/2025
2020-07-XLRS	PITA Holdings, LLC	$1.62	40,000	6/30/2023	Consulting Agreement 7/31/20	12/30/2025
2020-08-XLRS	PITA Holdings, LLC	$2.45	40,000	6/30/2023	Consulting Agreement 8/31/20	12/30/2025
2020-09-XLRS	PITA Holdings, LLC	$1.95	40,000	9/30/2024	Consulting Agreement 9/30/20	3/30/2027
2020-10-XLRS	PITA Holdings, LLC	$1.68	40,000	10/31/2024	Consulting Agreement 10/31/20	4/30/2027
2020-11-XLRS	PITA Holdings, LLC	$2.08	40,000	11/30/2024	Consulting Agreement 11/30/20	5/30/2027

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